                   FOR IMMEDIATE RELEASE

MERRIMAN CURHAN FORD ANNOUNCES FINANCIAL RESULTS
FOR THE FIRST QUARTER ENDED MARCH 31, 2010

Company Regains Profitability with Continued Focus on Core Business

SAN FRANCISCO – May 17, 2010 – Merriman Curhan Ford Group, Inc. (NASDAQ: MERR) today released earnings for the first quarter 2010.

First Quarter Financial Highlights

-	Net income of $340,000, or $0.03 per share of which $0.01 is attributable to common shareholders, compared to a net loss of $1.9 million, or $0.15 per share, in first quarter 2009.

-	Operationally, on a non-GAAP, pro-forma basis[1], the core business generated a profit of $960,000, compared to a loss of $1.4 million in first quarter 2009.

-	Revenue was $16.5 million, representing a growth of 64% over first quarter 2009.

-	Revenue on a non-GAAP, pro-forma basis[1] was $9.8 million, a 97% increase from first quarter 2009:

-	Investment banking revenue was $6.0 million, a 397% increase from first quarter 2009;

-	Commission revenue on a pro-forma basis[1] was $3.3 million, a 9% increase from first quarter 2009; and

-
Principal transaction revenue on a pro-forma basis[1] had a gain of $241,000 comprised primarily of realized gains in the firm’s warrant positions and proprietary account, a 42% improvement from first quarter 2009.

 “We are pleased to report our most profitable quarter in two years. While this is great improvement, we must continue to intently focus on building our team and client relationships, while rigorously controlling costs,” said Jon Merriman, co-founder and chief executive officer of Merriman Curhan Ford Group, Inc. “Our turnaround is attributed to our hardworking team which produces high-quality equity research, executes institutional trades and structures difficult lead-managed banking transactions on behalf of our clients. Our first quarter successes have spurred numerous new dialogues with both current and new customers, contributing to an already robust banking pipeline. Although the economy is showing signs of life after unprecedented declines in 2009, there is still a high level of uncertainty and volatility in the capital markets. We continue to look at opportunities to further grow revenue and control expenses, which will allow us to create a sustainable, profitable long-term business model and increase shareholder value.”

Note 1: In 2009, Merriman Curhan Ford introduced non-GAAP, pro-forma operating measures which exclude the effects of its former division, ICD, the unrealized gain or loss on its portfolio of securities and the nonoperating legal and settlement expenses. Management uses these non-GAAP measures, in addition to GAAP results, to assess the performance of the company’s core business. A reconciliation of these non-GAAP measures to GAAP is included in the tables below.

Conference Call for the First Quarter 2010 Results

Following this announcement, Merriman’s management will host a teleconference call beginning at 2 PM (PT) / 5 PM (ET) today, Monday, May 17, 2010, to discuss the results and related matters.  Interested listeners and participants may access the live teleconference call by dialing (800) 762-8779 or may access the live Web broadcast at www.mcfco.com.

About Merriman Curhan Ford

Merriman Curhan Ford (NASDAQ: MERR) is a financial services firm focused on fast-growing companies and the institutions that invest in them. The company offers high-quality investment banking, equity research, institutional services and corporate & venture services, and specializes in three growth industry sectors: CleanTech, Consumer, Media & Internet and Technology. For more information, please go to www.mcfco.com.

Note to Investors

This press release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. This release does not constitute an offer to sell or a solicitation of offers to buy any securities of the Company. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K/A filed on April 30, 2010. Forward-looking statements include statements regarding our expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate,” believe," "could," "estimate," "expect," "intend," "may," "should," and "would" or similar words. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise. The Form 10-K/A filed on April 30, 2010 and the Form 10-Q filed on May 17, 2010, together with this press release and the financial information contained herein, are available on our website, www.mcfco.com. Please click on "Investor Relations."

*  *  *
At the Company:
Peter Coleman
Chief Financial Officer
Merriman Curhan Ford Group, Inc.
(415) 248-5640

MERRIMAN CURHAN FORD GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended
	March 31,	March 31,
	2010	2009

Revenue:
Commissions	$10,428,255	$9,117,928
Principal transactions	(206,781)	(842,536)
Investment banking	6,046,673	1,216,417
Advisory and other	239,373	558,813
Total revenue	16,507,520	10,050,622

Operating expenses:
Compensation and benefits	11,915,532	9,265,167
Brokerage and clearing fees	458,216	312,959
Professional services	466,794	767,234
Occupancy and equipment	482,781	576,390
Communications and technology	694,502	721,265
Depreciation and amortization	102,491	147,242
Travel and entertainment	525,932	235,124
Legal services and litigation settlement expense	390,077	345,516
Other	1,103,969	696,623
Total operating expenses	16,140,294	13,067,520
Operating income (loss)	367,226	(3,016,898)

Other income	-	1,200,000
Interest income	3,335	6,487
Interest expense	(14,920)	(15,365)
Income (loss) from continuing operations before income taxes	355,641	(1,825,776)
Income tax expense	(15,294)	(3,216)
Income (loss) from continuing operations	340,347	(1,828,992)
Income (loss) from discontinued operations	-	(94,894)
Net income (loss)	340,347	(1,923,886)
Preferred stock cash dividend	$(151,800)	$-
Net income (loss) attributable to common shareholders	$188,547	$(1,923,886)

Basic net income (loss) per share:
Income (loss) from continuing operations	$0.03	$(0.15)
Loss from discontinued operations	-	(0.01)
Net income (loss)	$0.03	$(0.15)
Net income (loss) attributable to common shareholders	$0.01	$(0.15)

Diluted net income (loss) per share:
Income (loss) from continuing operations	$0.01	$(0.14)
Income (loss) from discontinued operations	-	(0.01)
Net income (loss)	$0.01	$(0.15)
Net income (loss) attributable to common shareholders	$0.00	$(0.15)

Weighted average number of common shares:
Basic	12,802,288	12,603,744
Diluted	45,001,720	12,603,744

MERRIMAN CURHAN FORD GROUP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(unaudited)

ASSETS	March 31,	December 31,
	2010	2009

Cash and cash equivalents	$6,404,282	$5,656,750
Securities owned:
Marketable, at fair value	3,661,796	4,728,940
Not readily marketable, at estimated fair value	892,003	272,463
Other	81,876	67,448
Restricted cash	1,072,086	1,072,086
Due from clearing broker	2,309,648	2,546,581
Accounts receivable, net	492,914	470,992
Prepaid expenses and other assets	1,156,681	801,946
Equipment and fixtures, net	417,428	506,535
Total assets	$16,488,714	$16,123,741

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$463,758	$346,220
Commissions and bonus payable	3,896,318	4,133,924
Accrued expenses	2,544,581	2,755,831
Due to clearing and other brokers	8,514	7,185
Securities sold, not yet purchased	453,366	161,461
Deferred revenue	65,000	304,334
Capital lease obligation	330,081	397,958
Total liabilities	7,761,618	8,106,913

Stockholders’ equity:
Convertible Preferred stock, Series A–$0.0001 par value; 2,000,000 shares authorized; 2,000,000 shares issued and 0 shares outstanding as of
March 31, 2010 and December 31 2009; aggregate liquidation
preference of $0	-	-
Convertible Preferred stock, Series B–$0.0001 par value; 12,500,000 shares authorized; 8,750,000 shares issued and 0 shares outstanding as of
March 31, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible Preferred stock, Series C–$0.0001 par value; 14,200,000 shares authorized; 11,800,000 shares issued and 0 shares outstanding as of
March 31, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible Preferred stock, Series D–$0.0001 par value; 24,000,000 shares authorized, 23,720,916 shares issued and 23,162,778 shares outstanding as of March 31, 2010; 23,720,916 shares issued and
23,720,916 sharesand outstanding as of December 31, 2009;
aggregate liquidation preference of $9,959,995 prior to conversion,
and pari passu with common stock on conversion	2,316	2,372
Common stock, $0.0001 par value; 300,000,000 shares authorized;
13,762,865 and 12,988,073 shares issued and 13,561,288 and
12,786,496 shares outstanding as of March 31, 2010 and
December 31, 2009, respectively	1,376	1,299
Additional paid-in capital	133,424,093	133,054,192
Treasury stock	(225,613)	(225,613)
Accumulated deficit	(124,475,076)	(124,815,422)
Total stockholders’ equity	8,727,096	8,016,828
Total liabilities and stockholders’ equity	$16,488,714	$16,123,741

MERRIMAN CURHAN FORD GROUP, INC.
RECONCILIATION OF NON-GAAP TO GAAP MEASURES – THREE MONTHS
(unaudited)

	Three Months Ended March 31,
	2010				2009
	As Reported	Less ICD	Less Other (1)	Pro-Forma	As Reported	Less ICD	Less Other (1)	Pro-Forma

Revenue:
Commissions	$10,428,255	$7,121,602	$-	$3,306,653	$9,117,928	$6,073,877	$-	$3,044,051
Principal transactions	(206,781)	-	(447,798)	241,017	(842,536)	-	(1,011,777)	169,241
Investment banking	6,046,673	-	-	6,046,673	1,216,417	-	-	1,216,417
Advisory and other fees	239,373	-	-	239,373	558,813	-	-	558,813

Total revenue	16,507,520	7,121,602	(447,798)	9,833,716	10,050,622	6,073,877	(1,011,777)	4,988,522

Operating expenses:
Compensation and
benefits	11,915,532	6,359,281	-	5,556,251	9,265,167	5,615,703	-	3,649,464
Brokerage and
clearing fees	458,216	21,126	-	437,090	312,959	14,930	-	298,029
Professional services	466,794	204,246	-	262,548	767,234	2,050	-	765,184
Occupancy and
equipment	482,781	8,177	-	474,604	576,390	17,509	-	558,881
Communications
and technology	694,502	152,429	-	542,073	721,265	43,507	-	677,758
Depreciation and
amortization	102,491	-	-	102,491	147,242	-	-	147,242
Travel and
entertainment	525,932	227,423	-	298,509	235,124	155,994	-	79,130
Legal and litigation
settlement expense	390,077	68,966	179,544	141,567	345,516	16,544	776,385	(447,413)
Other expenses	1,103,969	45,467	-	1,058,502	696,623	60,126	-	636,497

Total operating
expenses	16,140,294	7,087,115	179,544	8,873,635	13,067,520	5,926,363	776,385	6,364,772

Operating income/(loss)	$367,226	$34,487	$(627,342)	$960,081	$(3,016,898)	$147,514	$(1,788,162)	$(1,376,250)

Note – The column headed “Less Other” includes unrealized gains/losses in “Principal transactions” revenues, and litigation settlement and approximate legal expenses paid as related to the Del Biaggio/Cacchione matters.